UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 20, 2004
Date of Report

(Date of Earliest Event Reported)

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

SchoolWeb Systems, Inc.
#280 - 815 West Hastings Street, Vancouver, BC, V6C 1B4
(Registrant’s Former Name and Address)

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Commencement of Legal Proceedings against Advanced Interactive Inc. et al.

In August of 2003, Karim Lakhani resigned as a director of the Registrant. Karim Lakhani remained President, Director and largest shareholder of Advanced Interactive Inc.

The Company had an agreement with Advanced Interactive Inc. (the “License Agreement”) under which it licensed certain of its software products from Advanced Interactive Inc. (“AII”)

The Company subsequently terminated the License Agreement.

The Company has commenced legal proceedings against AII and its subsidiary by way of filing of a Writ of Summons and Statement of Claim in the Supreme Court of British Columbia, Canada, Vancouver Registry. The Writ states that the Defendants have breached the License Agreement and damages are being sought in the amount of Cdn $1,804,709.00.

The Writ alleges that the Defendants have breached the License Agreement primarily as follows:
they have failed to grant exclusivity to the Company as required, failed to provide technical support and/or provide technical support at a reasonable price, failed to provide usable and workable software as is required under the terms of the License Agreement.

Commencement of offering under Regulation D

The Company intends, under the registration exemptions available in Regulation D or Regulation S, to commence sales of up to 10,000,000 shares of its common stock at a price of $0.15 per share of common stock. There can be no guarantee that all, or any, of this offering will be sold.

Proceeds of the offering, if any, have been and will be used to fund working capital and, in particular, to fund marketing of the Company’s software products in U.S. markets. There is no minimum on this offering. No fees or commissions are payable in connection with this offering. Some proceeds of the offering have been received by the Company although issuance of shares under the offering has not begun. Subscription funds received are available to the Company as an unsecured loan prior to closing of the offering, in whole or in part.

Any shares issued as part of the offering will be subject to resale restrictions in the United States as they are unregistered securities. As a result, any subscriber wishing to sell their shares in the United States must not do so until the shares have been registered for resale or until an exemption from registration, such as that offered under Rule 144, is available.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Not applicable. Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov. Exhibits to this report on Form 8-K are listed below ITEM 12.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12. REPORTS OF OPERATION AND FINANCIAL CONDITION

Not applicable.

EXHIBITS

3.1	Certificate of Incorporation (incorporated by reference to Exhibit 1 of the Registration Statement on Form 10-SB filed on November 6, 2000)

3.2	Articles of Incorporation of North Pacific Capital Corp. (incorporated by reference to Exhibit 3 of the Form 10-SB filed on November 6, 2000)

3.3	Certificate of Amendment of Articles of Incorporation (incorporated by reference to Exhibit 2 of the Registration Statement on Form 10-SB filed on November 6, 2000)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By:	/s/ Griffin Jones

Griffin Jones, Director and Secretary

By:	/s/ Michael Dearden

Michael Dearden, President and Director

Dated: April 20, 2004